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                                                                   Exhibit 10.17

                                NET.GENESIS CORP.
                      SERIES D CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT


         This Series D Convertible Preferred Stock Purchase Agreement is entered into on this 25th day of June, 1998 by and among net.Genesis Corp., a Delaware corporation (the "Company"), and the Persons listed on Exhibit 2.01A hereto, as amended (each such Person being hereinafter sometimes referred to individually as a "Purchaser" and all such Persons being hereinafter sometimes referred to collectively as the "Purchasers").

         In consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties hereto hereby agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         1.01 Certain Definitions. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Agreement" shall mean this Series D Convertible Preferred Stock Purchase Agreement, as from time to time amended and in effect between the parties hereto.

         "BVP" shall mean Bessemer Venture Partners IV L.P., a limited partnership, and the related entities so designated on Exhibit 2.01A.

         "Board of Directors" shall mean the then present members of the Board of Directors of the Company.

         "Charter" shall mean the Third Amended and Restated Certificate of Incorporation of the Company in the form of Exhibit 2.01B hereto, as amended from time to time.

         "Closing" shall have the meaning assigned to that term in Section 2.03(a) hereto.

         "Company" shall mean and include net.Genesis Corp., a Delaware corporation, and its successors and assigns.

         "Company's Auditors" shall mean the firm of independent public accountants employed by the Company from time to time to conduct its annual audit, which firm shall be a "Big Six" accounting firm or such other accounting firm acceptable to the holders of at least fifty-five (55%) percent of the Purchased Shares.

         "Common Stock" shall mean (a) the Company's Common Stock, $.001 par value per share, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the
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right either to all or to a share of the balance of current dividends and liquidating distributions after the preference of the Preferred Stock, or the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency), and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         "Consolidated" when used with reference to any term defined herein shall mean that term as applied to the accounts of the Company and its Subsidiaries consolidated in accordance with generally accepted accounting principles after eliminating intercompany items and minority interests.

         "Conversion Shares" shall have the meaning assigned to that term in
Section 2.01 hereof.

         "Counsel to the Company" shall mean Foley, Hoag & Eliot LLP.

         "CRV" shall mean Charles River Partnership VII, a limited partnership.

         "ERISA" shall have the meaning assigned to that term in Section 4.12 hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other Federal agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

         "Indebtedness" shall mean all obligations, contingent and otherwise, which should, in accordance with generally accepted accounting principles consistently applied, be classified upon the obligor's balance sheet as liabilities, but in any event including, without limitation, liabilities secured by any mortgage or security interest on real or personal property owned or acquired subject to such mortgage or security interest, whether or not the liability secured thereby shall have been assumed, and also including, without limitation, (a) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be so reflected in said balance sheet, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (b) the present value of any lease payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting Standards, determined by discounting all such payments at the interest rate determined in accordance with applicable Statements of Financial Accounting Standards.

         "Issue Price" shall mean $1.20, which is the price per share at which the Purchased Shares are being issued hereunder.

         "Key Employee" shall mean and include, the President and the Chief Executive Officer, any Vice-President, the Treasurer and the Chief Financial Officer of the Company or any Subsidiary, or any person who is not an officer of the Company or any Subsidiary and is in charge of one or more of the following functions: sales, marketing, production, or engineering and technical development or any other position or employee so designated by the Board of Directors of the Company.

         "OLV" shall mean OneLiberty Ventures, a limited partnership.



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         "Person" shall mean an individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization, or similarly entitled, or a government or any agency or political subdivision thereof.

         "Preferred Stock" shall mean the Series D Convertible Preferred Stock, $.001 par value, of the Company, the rights, preference and other terms and conditions of which are set forth in Exhibit 2.01B hereto.

         "Purchased Shares" shall have the meaning assigned to that term in
Section 2.01 hereof.

         "Purchasers" shall mean and include the Persons listed on Exhibit 2.01A hereto.

         "Purchasers' Special Counsel" shall mean Posternak, Blankstein & Lund, L.L.P.

         "Qualified Public Offering" shall mean and include the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company from which the aggregate net proceeds to the Company are at least $15,000,000 and the price per share of such Common Stock is not less than $10.00 (such amount to be equitably adjusted whenever there is a stock split, combination, stock dividend, reclassification or similar event affecting the Common Stock).

         "Securities Act" shall mean the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other Federal agency then administering the Securities
Act) thereunder, all as the same shall be in effect at the time.

         "Series A Preferred Stock" shall mean the Series A Preferred Stock, $.001 par value, of the Company, the rights and privileges of which are set forth in the Charter.

         "Series B Preferred Stock" shall mean the Series B Preferred Stock, $.001 par value, of the Company, the rights and privileges of which are set forth in the Charter.

         "Series C Preferred Stock" shall mean the Series C Preferred Stock, $.001 par value, of the Company, the rights and privileges of which are set forth in the Charter.

         "Stock Option Plans" shall mean (i) the 1995 Stock Option Plan of the Company presently providing for the issuance of, or grant of options to purchase, up to 10,000,000 shares of Common Stock on the date hereof to officers, directors, employees of and consultants to the Company and any amendment thereto and/or (ii) any other plan, and any amendment thereto, providing for the issuance of capital stock or options to purchase capital stock to any such Persons.

         "Stockholder Agreement" shall mean that certain Amended and Restated Stockholder Agreement dated as of November 14, 1995, as amended, by and among Rajat Bhargava, Eric Richard, Matthew Cutler, the persons set forth on Exhibits A and B thereto, the signatories to any amendment thereto and the Company.

         "Subsidiary" or "Subsidiaries" shall mean any corporation, 50% or more of the outstanding voting stock of which shall at the time be owned by the Company or by one or more Subsidiaries, or


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any other entity or enterprise, 50% or more of the equity of which shall at the time be owned by the Company or by one or more Subsidiaries.

         "Wholly-Owned Subsidiary" or "Wholly-Owned Subsidiaries" shall mean any corporation, 100% of the outstanding voting stock of which shall at the time be owned by the Company or by one or more Wholly-Owned Subsidiaries, or any other entity or enterprise, 100% of the equity of which shall at the time be owned by the Company or by one or more Wholly-Owned Subsidiaries.

         1.02 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles, and all other financial data submitted pursuant to this Agreement shall be prepared and calculated in accordance with such principles.

                                   ARTICLE II

                       PURCHASE, SALE AND TERMS OF SHARES

         2.01 The Purchased Shares. The Company has authorized the issuance and sale of up to 5,900,000 shares (the "Purchased Shares") of the previously authorized but unissued shares of its Preferred Stock to the Persons and in the respective amounts set forth in Exhibit 2.01A hereto. The designation, rights, preferences and other terms and conditions relating to the Preferred Stock shall be as set forth in Exhibit 2.01B hereto. Any shares of Common Stock issuable upon conversion of the Purchased Shares, and such shares when issued, are herein referred to as the "Conversion Shares".

         2.02 Reservation of Shares. The Company has authorized and reserved and covenants to continue to reserve, free of preemptive rights and other preferential rights, a sufficient number of its previously authorized but unissued shares of Common Stock to satisfy the rights of conversion of the holders of the Purchased Shares.

         2.03 Purchase and Sale of Purchased Shares.

                  (a) The Closing. The Company agrees to issue and sell to the Purchasers, and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase at the Issue Price all, and not less than all, of the Purchased Shares for the purchase prices and in the amounts set forth opposite their respective names in Exhibit 2.01A hereto. Such purchase and sale shall take place at an initial closing (the "Initial Closing") to be held at the offices of Foley, Hoag & Eliot LLP One Post Office Square, Boston, MA 02109, on June 25th, 1998 at 10:00 a.m. or on such other date and at such time as may be mutually agreed upon by the Company and a majority in interest of the Purchasers; a second closing for the purchase by OneLiberty Advisors IV LP will occur within thirty (30) days of the Initial Closing at a time and place to be mutually agreed upon, orally or in writing, by the Company and OneLiberty Advisors IV LP (the "Second Closing," and together with the Initial Closing, the "Closings"). At each Closing the Company will issue and deliver certificates, dated as of the Initial Closing, evidencing the Purchased Shares sold at such Closing registered in the name of Purchasers or their nominees, all in the amounts set forth opposite their respective names in Exhibit 2.01A hereto against delivery of checks payable to the order of the Company or transfer by wire transfer


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         in immediately available federal funds to the account of the Company in payment of the full purchase price for the Purchased Shares.

                  (b) Use of Proceeds. The Company agrees to use the proceeds from the issuance and sale of the Purchased Shares to fund operating losses, to purchase capital equipment necessary for Company operations, and for general working capital of the Company.

         2.04 Representations by the Purchasers. All representations and warranties of the Purchasers in this Section 2.04 are made severally and not jointly as follows:

                  (a) Each Purchaser represents that it is acquiring the Purchased Shares and any Conversion Shares for its own account and for the purpose of investment and not with a view to distribution or resale thereof; subject, nevertheless, to the condition that the disposition of the property of each Purchaser shall at all times be within its control, subject to applicable law and contractual restrictions. Each Purchaser which is not an individual further represents and warrants that it was not organized for the specific purpose of acquiring the Purchased Shares. Each Purchaser further represents and warrants that such Purchaser is (or, in the case of a partnership, it and all of its partners are) an "accredited investor" for purposes of the Securities Act (unless otherwise indicated on Exhibit 2.01A hereto) and Regulation D thereunder and warrants that it has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the investment to be made hereunder, and that such Purchaser is financially able to undertake the risks involved in such an investment. Each Purchaser further acknowledges that it has had a full opportunity to request from the Company and to review and has received all information which it deems relevant in making an informed and knowledgeable decision to purchase the Purchased Shares being purchased by it hereunder. Each Purchaser understands and agrees that
         (i) the Purchased Shares and the Conversion Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) or Regulation D promulgated thereunder,
         (ii) the Purchased Shares and the Conversion Shares must be held indefinitely unless a registration statement covering such shares is effective under the Securities Act or unless an exception from registration under such Act is available, (iii) the Purchased Shares and the Conversion Shares will bear a legend to that effect and (iv) the Company will make a notation on its transfer books to such effect. Each Purchaser not an Accredited Investor makes the representations in this Section 2.04 except as to his status as an Accredited Investor.

                  (b) The principal office or residence of each Purchaser, and the place at which the decision to participate in this Agreement and the transactions contemplated hereby was made is located at the address appearing below such Purchaser's name on Exhibit 2.01A hereto. Each Purchaser which is not an individual and whose address appearing below such Purchaser's name on Exhibit 2.01A is located in Massachusetts further represents that it is an "institutional buyer" as that term is used in Section 402 (b) (8) of the Massachusetts Uniform Securities Act.

                  (c) Each Purchaser represents and warrants that this Agreement and all transactions contemplated hereunder have been duly authorized by all necessary action on its part and that this Agreement has been duly executed and delivered by it or on its behalf and is a valid and binding agreement enforceable against it in accordance with its terms.



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                  (d) Each Purchaser represents that no person, firm or
         corporation has or will have, as a result of any act or omission by such Purchaser, any right, interest or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

                                   ARTICLE III

                      CONDITIONS TO PURCHASERS' OBLIGATIONS

         The obligation of each Purchaser to purchase and pay for the Purchased Shares at each Closing is subject to the following conditions:

         3.01 Representations and Warranties. Each of the representations and warranties of the Company set forth in Article IV hereof, shall have been true in all material respects when made and shall be true in all material respects as of the date of the Initial Closing.

         3.02 Documentation at Closing. The Purchasers shall have received prior to or at such Closing all of the following, each in form and substance reasonably satisfactory to the Purchasers and Purchasers' Special Counsel, and all of the following events shall have occurred prior to or simultaneous with the Initial Closing hereunder.

                  (a) A copy of all Charter documents of the Company certified by the Secretary of State of Delaware; a certified copy of the resolutions of the Board of Directors and the stockholders of the company evidencing approval of this Agreement, the restatement of the Charter, the authorization for issuance of the Purchased Shares and other matters contemplated hereby; a certified copy of the By-laws of the Company; and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement and the Purchased Shares.

                  (b) An opinion of Counsel to the Company as to matters set forth in Exhibit 3.02B hereto. In rendering such opinion, such counsel may require and, to the extent they deem necessary or appropriate, may rely upon, representations and warranties made in certificates of officers of the Company and representations and warranties of the Company and Purchasers contained herein.

                  (c) A certificate of the Secretary or an Assistant Secretary of the Company stating the names of the officers of the Company authorized to sign this Agreement, the certificates for the Purchased Shares and the other documents or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, together with the true signatures of such officers.

                  (d) A certificate from a duly authorized officer of the Company stating that the representations and warranties of the Company contained in Article IV hereof or otherwise made by the Company in writing in connection with the transactions contemplated hereby are true and correct in all material respects and that all conditions required to be performed by the Company prior to or at the Initial Closing have been performed in all material respects, and that no condition or event has occurred or is continuing or will result from the execution and delivery of this Agreement or the issuance of the Purchased Shares which constitutes an event


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         of default or would constitute an event of default but for the requirement that notice be given or time elapse or both.

                  (e) Amendment No. 3 to the Amended and Restated Stockholder Agreement in the form and substance set forth in Exhibit 3.02E hereto, shall have been executed by the parties named therein.

                  (f) Employee Confidentiality, Non-competition and Intellectual Property Assignment Agreements in or substantially in the form and substance set forth in Exhibit 3.02F hereto shall have been executed by the Company and each Key Employee.

                  (g) The Amended and Restated Registration Rights Agreement in the form and substance set forth in Exhibit 3.02G hereto shall have been executed by the Company and the parties named therein.
                  (h) The Board of Directors of the Company shall consist of not more than seven (7) members, as specified in the Stockholders Agreement.

                  (i) The Company shall have performed all its other covenants and agreements in all material respects set forth in this Agreement.

         3.03 Consents, Waivers, etc.. Prior to the Initial Closing, the Company shall have obtained all material consents or waivers, if any, necessary to execute and deliver this Agreement, issue the Purchased Shares and to carry out the transactions contemplated hereby and thereby, and all such consents and waivers shall be in full force and effect. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Purchased Shares and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, except for any post-sale filing that may be required under federal and state securities laws, as to which filing the Company agrees to make promptly after such Closing. In addition to the documents set forth above, the Company shall have provided the Purchasers any other information or copies, of documents that they may reasonably request.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES BY THE COMPANY

         The Company represents and warrants as follows:

         4.01 Organization and Standing of the Company. The Company is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction in which it is organized and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in The Commonwealth of Massachusetts and in each other jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, unless the failure to so qualify does not and will not have a material adverse effect on the business operations or financial condition of the Company.



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         4.02 Corporate Action. The Company has all necessary corporate power and has taken all corporate action required for the due authorization, execution and delivery of this Agreement and any other agreements and instruments executed in connection herewith and for the due authorization, issuance and delivery of the Purchased Shares, and this Agreement and any such other agreements are valid, binding and enforceable against the Company in accordance with their terms. Sufficient shares of authorized but unissued Common Stock of the Company have been reserved by appropriate corporate action in connection with the prospective conversion of the Purchased Shares. The issuance of the Purchased Shares, and the issuance of the Conversion Shares upon the conversion of the Purchased Shares, are not subject to preemptive or other preferential rights, or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party or which are otherwise binding upon the Company.

         4.03 Governmental Approvals. All authorizations, consents, approvals, licenses, exemptions from or filings, or registrations with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, necessary for, or in connection with, the offer, issuance, sale, execution or delivery by the Company, or for the performance by it of its obligations under, this Agreement, the agreements referred to in Article III hereof or the Purchased Shares shall have been made prior to, and shall be effective as of, the Initial Closing (except for any post-sale filings that may be required under federal or state securities laws, which will be filed by the Company in a timely manner).

         4.04 Litigation. There is no litigation or governmental proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company affecting any of its properties or assets, or, to the knowledge of the Company, after due inquiry, against any officer, Key Employee or principal stockholder of the Company that might result, either in any case or in the aggregate, in any material adverse change in the business, operations, affairs or condition of the Company, or any of its properties or assets, or pending or, to the knowledge of the Company, threatened against the Company that might call into question the validity of this Agreement, the issuance of the Purchased Shares, or any action taken or to be taken pursuant hereto or thereto. Neither the Company nor, to the knowledge of the Company, after due inquiry, any officer, Key Employee or principal stockholder of the Company or its Subsidiaries, is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency that might result, either in any case or in the aggregate, in any material adverse change in the business, operations, affairs or condition of the Company or any of its properties or assets. The foregoing sentences include, without limiting their generality, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of employees of the Company and the use in any of the Company's business of any information or techniques allegedly proprietary to any of their former employers.

         4.05 Certain Agreements of Officers and Employees.

                  (a) To the best of the Company's knowledge and belief, after due inquiry, no employee of the Company is in violation of any material term of any employment contract, patent disclosure agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant relating to the right of any such officer or employee to be employed by the Company because of the nature of the business conducted by the Company or relating to the use of trade secrets or proprietary information of others, and to the best of the Company's knowledge and belief, the continued employment of the Company's officers and employees do not subject the Company or the Purchasers to any liability arising from such agreements.



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                  (b) To the Company's knowledge, no officers of the Company, nor any Key Employees of the Company whose termination, either individually or in the aggregate, would have a material adverse effect on the Company, has any present intention of terminating his employment with the Company.

                  (c) The Company is not a party to any collective bargaining agreement and, to the best of its knowledge, after due inquiry, there have been no pending labor problems involving collective disputes or disturbances with any group of employees and, to the knowledge of the Company, there have been no attempts to organize its employees by any union or similar association.

         4.06 Compliance with Other Instruments. The Company is in compliance in all respects with the terms and provisions of this Agreement and of its charter documents, as amended, and by-laws, as amended, and in all material respects with the terms and provisions of each material mortgage, indenture, lease, agreement and other instrument relating to obligations of the Company, and, to the best of the Company's knowledge, of all material judgments, decrees, governmental orders, statutes, rules or regulations by which it is bound or to which its properties or assets are subject. Neither the execution and delivery of this Agreement or the Purchased Shares, nor the consummation of any transaction contemplated hereby or thereby, has constituted or resulted in or will constitute or result in a default or violation of any material term or provision in any of the foregoing documents or instruments.

         4.07 Federal Reserve Regulations. The Company is not engaged in the business of extending credit for the purpose of purchasing or carrying margin securities (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Purchased Shares will be used to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System.

         4.08 Title to Assets. The company has good and marketable title in fee to such of its fixed assets as are real property, and good title to all of its other assets now carried on its books, including those reflected in the most recent balance sheet of the Company described below in Section 4.10, or acquired since the date of such balance sheet (except personal property disposed of since said date in the ordinary course of business) free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except those indicated in Exhibit 4.08 hereto and except for liens for current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations of the Company. The Company enjoys peaceful and undisturbed possession under all leases under which it is operating and is in compliance in all material respects with all such leases, and all said leases are valid and subsisting and in full force and effect.

         4.09 Patents and Intellectual Property Rights. The Company owns or has a valid right, or will be able to obtain at reasonable cost standard in the industry the right, to use the patents, patent rights, licenses, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions, and


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intellectual property rights material to the conduct of its businesses as now operated (the "Company's Intellectual Property"); and no claim is pending to the effect that the operations of the Company, and to the Company's knowledge, the operations of the Company will not, conflict with valid patents, patent rights, licenses, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions, and intellectual property rights of others. Except as set forth in Exhibit 4.09 hereto, and except for the payment of the customary fees for the right to use commercially available software, the Company has no obligation to compensate any Person for the use of any of the Company's Intellectual Property and has granted to no Person any license or other rights to use in any manner any of the Company's Intellectual Property, whether requiring the payment of royalties or not.

         4.10 Financial Information. The Company has furnished to the Purchasers the unaudited balance sheet of the Company as of December 31, 1997 and the related unaudited statements of income and statement of cash flows of the Company for the twelve month period ended December 31, 1997 and the statement of changes in redeemable preferred stock and stockholders' equity for the period ended December 31, 1997. The Company has also furnished to the Purchasers the unaudited balance sheet of the Company as of March 31, 1998 and the related unaudited statements of operations and cash flows of the Company for three months ended March 31, 1998, and the unaudited statement of stockholders' equity of the Company for the period ended March 31, 1998. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except that such unaudited financial statements do not contain all of the required footnotes or period end adjustments not material in the aggregate) and fairly present the financial position of the Company as of December 31, 1997 and March 31, 1998, respectively, and the results of its operations and cash flows for the year ended December 31, 1997 and the three month period ended March 31, 1998, respectively. The Company does not have, and has no reasonable grounds to know of, any liability, contingent or other, not adequately reflected in or reserved against in the aforesaid financial statements. Since March 31, 1998, there has not been, except as set forth in Exhibit 4.10, and except for changes in the ordinary course of business which have not been materially adverse:

                  (a) Any material change in the assets, liabilities, financial condition, or operations of the Company from that reflected in the financial statements;

                  (b) Any change in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty, or otherwise;

                  (c) Any damage, destruction, or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Company;

                  (d) Any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

                  (e) Any loans made or promised by the Company to its employees, officers, or directors other than travel advances made in the ordinary course of business;

                  (f) Any increases in excess of ten (10%) percent in the compensation of any of the Company's employees, officers, or directors (but not including any options granted to any such persons);

                  (g) Any declaration or payment of any dividend or other distribution of the assets of the Company;

                  (h) Any issuance or sale by the Company of any shares of its Common Stock or other securities other than option grants pursuant to the Company's 1995 Stock Option Plan and option exercises pursuant to such Stock Option Plan, and the sale and issuance of 1,035,000 shares of common stock to Larry Bohn;

                  (i) Any other event or condition of any character that has materially and adversely affected the Company's business; or

                  (j) Any agreement or commitment by the Company to do any of the things described in this Section 4.10.

         4.11 Taxes. The Company has prepared and filed within the time prescribed by law all federal, state and other tax returns required by law to be filed by it, has paid all taxes shown to be due and all additional assessments, including penalties and interest, received by it, and adequate provisions have been made and are reflected in the Company's financial statements for all current taxes and other charges to which the Company is subject and which are not currently due and payable. None of the state, local or federal income tax returns of the Company have been audited by, or are currently under audit by, any state or local tax authority or by the Internal Revenue Service. The Company knows of no additional assessments or adjustments pending or threatened for any period. There are no tax liens upon the assets or property of the Company. The Company has not granted any extension to any taxing authority of the limitation period during which any tax liability may be asserted. All monies required to be withheld by the Company from employees or collected from customers for income taxes, social security and unemployment insurance taxes and sales, excise and use taxes, and the portion of any such taxes to be paid by the Company to governmental agencies or set aside in accounts for such purpose have been so paid or set aside, or such monies have been approved, reserved against and entered upon the books and financial statements of the Company. The Company does not have in effect any tax election or consent for federal income tax purposes under Sections 108, 341(f), 471, 1017, 1033 or 4977 of the Internal Revenue Code of 1986, as amended.

         4.12 ERISA. Except as set forth on Exhibit 4.12, the Company has no employee benefit plan subject to ERISA; all such employee benefit plans listed on Exhibit 4.12 are in full force and effect and in compliance with applicable laws, and there are no funding deficiencies thereunder.

         4.13 Contracts; Commitments. Except as set forth in Exhibit 4.13 hereto, the Company is not a party to (i) any employment or consulting contracts (other than employment at will) (ii) or any contracts or commitments (or group of related contracts or commitments) involving more than [$50,000] or having a term (including renewals or extensions optional with another party) of more than one (1) year from the date thereof; all of the contracts and commitments listed on Exhibit 4.13 are in full force and neither the Company nor, to the best knowledge of the Company, any other party to any such contracts or commitments is in default of any material covenant or obligation thereunder.

         4.14 Transactions with Affiliates. There are no loans, leases, royalty agreements or other continuing transactions between the Company, its Subsidiaries, any of its or their customers or suppliers and any officer or director of the Company (other than on-going employment obligations to Mr. Bohn) or any Person owning five (5%) percent or more of any class of capital stock of the Company or any member of such officer, director or stockholder's immediate family or any corporation or other entity controlled by such officer, director or stockholder or a member of such officer, director or stockholder's immediate family.

         4.15 Assumptions or Guaranties of Indebtedness of other Persons. The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in any debtor or otherwise to assure any creditor against loss), any Indebtedness of any other Person.

         4.16 Investments in Other Persons. Other than advances in the ordinary course of business to employees, which are not in the aggregate material, the Company has not made any loan or advance to any Person which is outstanding on the date of this Agreement, nor is it committed or obligated to make any such loan or advance, nor does the Company have any Subsidiaries or own any capital stock, assets comprising the business of, obligations of, or any interest in, any Person except as set forth on Exhibit 4.16.

         4.17 Disclosure. This Agreement, the financial statements described in
Section 4.10, and any other agreement, document, certificate or written statement provided to the Purchasers by or on behalf of the Company are true and correct in all material respects. There is no fact within the knowledge of the Company which has not been disclosed herein or in writing by them to the Purchasers and which materially adversely affects, or in the future in the Company's opinion has a substantial possibility to, insofar as the Company can now foresee, materially adversely affect the business, properties, assets or condition, financial or other, of the Company. Without limiting the foregoing, the Company has no knowledge or belief that there exists any patent, invention, device, application or principle which would materially adversely affect the condition, financial or otherwise, or the business or operations of the Company.

         4.18 Registration Rights. Except as provided in the Amended and Restated Registration Rights Agreement set forth in Exhibit 3.02G hereto, no Person has the right to demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company, presently outstanding or that may be subsequently issued, or any right to participate in any such registration statement.

         4.19 Securities Act of 1933. The Company has complied and will comply with all applicable federal or state securities laws in connection with the issuance and sale of the Purchased Shares. Neither the Company nor anyone acting on its behalf has offered or will offer to sell the Purchased Shares or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Purchased Shares under the registration provisions of the Securities Act.

         4.20 No Brokers or Finders. No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Purchasers or the Company for any commission, fee or other compensation as a finder or broker; and the Company agrees to indemnify and hold the Purchasers harmless against any such commissions, fees or other compensation.

         4.21 Capitalization; Status of Capital Stock. The Company has a total authorized capitalization consisting of 28,102,148 shares, including 17,500,000 shares of Common Stock, $.001 par value per share, of which 1,773,884 shares are issued and outstanding; 200,000 shares of Series A-1 Convertible Preferred Stock, $0.001 par value per share, of which 200,000 shares are issued and outstanding; 101,430 shares of Series A-2 Convertible Preferred Stock, $0.001 par value per share, of which 101,430 shares are issued and outstanding; 624,000 shares of Series A-3 Convertible Preferred Stock, $0.001 par value per share, of which 624,000 shares are issued and outstanding; 776,718 shares of Series B Convertible Preferred Stock, $0.001 par value per share, of which 776,718 shares are issued and outstanding; and 3,000,000 shares of Series C Convertible Preferred Stock, $0.001 par value per share of which 2,928,316 shares are issued and outstanding, and 5,900,000 shares of Series D Convertible Preferred Stock, $0.001 par value per share, of which none are issued and outstanding. A complete list of the currently issued and outstanding shares of capital stock of the Company and the names in which such shares are registered is set forth in
Exhibit 4.21 hereto. All of the outstanding shares of capital stock of the Company have been duly authorized, are validly issued and are fully paid and nonassessable. All shares of capital stock issuable upon exercise of outstanding options and warrants have been duly authorized and, when issued in accordance with the terms of such options and warrants, will be validly issued, and fully paid and nonassessable. The Purchased Shares, when issued and delivered in accordance with the terms hereof, and the Conversion Shares, when issued and delivered upon conversion of the Purchased Shares, will be duly authorized, validly issued and fully paid and nonassessable. Except as set forth in this Agreement and Exhibit 4.21 hereto, there are no options, warrants or rights to purchase shares of capital stock or other securities authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities. Except as set forth in Exhibit 4.21 hereto, there are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant state and federal securities laws. Except as set forth in the Stockholder Agreement, no holder of any security of the Company is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party or that are otherwise binding upon the Company. The offer and sale of all shares of capital stock or other securities of the Company issued before the Closing complied with or were exempt from registration or qualification under all federal and state securities laws. No securities of the Company have been issued prior hereto at a price which would result in an increase in the number of shares of Common Stock issuable upon conversion of any outstanding shares of any series or subseries of Series A Preferred Stock or Series B Preferred Stock pursuant to the provisions of Article Fourth, A, 5(e) or (f) of the Charter.

         4.22 Insurance. Exhibit 4.22 hereto contains a summary of the insurance policies currently maintained by the Company. The Company has not suffered the cancellation of any of its insurance, nor has the Company been denied insurance which it has applied for or requested.

         4.23 Books and Records. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the nature, acquisition, maintenance, location and collection of each of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

         4.24 Environmental Matters. The Company has not generated, used, stored, treated or disposed of any Hazardous Substances (as defined below) in connection with the operations of its business, other than cleaning and/or office supplies required in the ordinary course of the Company's operations. To the Company's knowledge, the Company, the operation of its business, and any real property that the Company owns, leases or otherwise occupies or uses (the "Premises") are in material compliance with all applicable Environmental Laws (as defined below) . For purposes of this Section, the term "Environmental Laws" shall mean any federal, state or local law, ordinance or regulation pertaining to the protection of human health or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601, et seq., Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Sections 11001, et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901, et seq. For purposes of this Section, the term "Hazardous Substances" shall include oil and petroleum products, polychlorinated biphenyls and any other material classified as hazardous or toxic under any Environmental Laws.

                                    ARTICLE V

                            COVENANTS OF THE COMPANY

         5.01 Affirmative Covenants of the Company Other Than Reporting Requirements. Without limiting any other covenants and provisions hereof, the Company covenants and agrees that, until a Qualified Public Offering, so long as fifty percent (50%) of the Purchased Shares remain outstanding, it will perform and observe the following covenants and provisions and will cause each Subsidiary to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:

                  (a) Payment of Taxes and Trade Debt. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims, which, if unpaid, might become a lien or charge upon any properties of the Company, provided that the Company shall not be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by appropriate proceedings if the Company shall have set aside on its books and shall have funded, in accordance with generally accepted accounting principles, adequate reserves with respect thereto. Pay when due, or in conformity with customary trade terms, all lease obligations, all trade debt, and all other Indebtedness incident to the operations of the Company, except such as are being contested in good faith and by appropriate proceedings if the Company shall have set aside on its books and shall have funded, in accordance with generally accepted accounting principles, adequate reserves with respect thereto.

                  (b) Maintenance of Insurance. Maintain with responsible and reputable insurance companies or associations insurance (i) in such amounts and covering such risks as is usually carried by companies of similar size engaged in similar businesses and owning similar properties in the same general areas in which the Company operates, and
         (ii) a three year life insurance on Larry Bohn in the amount of $1,000,000, payable to the Company.

                  (c) Preservation of Corporate Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties. Preserve and maintain all material licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or possessed by it and necessary to the conduct of its business.

                  (d) Compliance with Laws. Comply in all material respects with all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could materially adversely affect its business or condition, financial or otherwise, except non-compliance being contested in good faith through appropriate proceedings so long as the Company shall have set up and funded sufficient reserves, if any, required under generally accepted accounting principles with respect to such items.

                  (e) Keeping of Records and Books of Account. Keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection within its business shall be made.

                  (f) Maintenance of Properties, etc. Maintain and preserve all of its properties necessary or useful in the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto. Comply with the provisions of all material leases to which the Company is a party or under which the Company occupies property so as to prevent any loss or forfeiture thereof or thereunder.

                  (g) New Developments. Cause technological or other proprietary developments, inventions, discoveries or improvements by the Company's employees to be fully documented in accordance with the prevailing industrial professional standards, cause all Key Employees and consultants of the Company to execute appropriate confidentiality, nondisclosure, patent and technology assignment agreements to the Company and, where possible and appropriate, to file and prosecute United States and foreign patent and copyright applications relating to and protecting such developments on behalf of the Company.

                  (h) Employee Confidentiality, Non-competition and Intellectual Property Assignment. As a condition to employment, cause each Key Employee now or hereafter employed by the Company promptly to execute an agreement substantially in the form of Exhibit 3.02F hereto or in a form approved by the Board of Directors.

                  (i) Visitation Rights. Permit each of CRV, BVP and OLV (so long as each of them holds not less than 50% of its Purchased Shares and/or Conversion Shares) or any legal or financial representative thereof periodically upon reasonable notice during normal business hours upon reasonable notice to examine the books and records of the Company at the Company's premises and permit such Purchasers (or any general partners thereof) to meet, and to discuss the business affairs, finances and accounts of the Company with any of its officers or directors and independent accountants.

                  (j) Board of Directors; Indemnification. The Company shall use its best efforts to hold at least four (4) meetings of the Board each year and at least once every ninety (90) days, except as otherwise agreed to by the Board. The Charter or by-laws of the Company shall at all times provide for the indemnification of the Board to the full extent provided by the law of the jurisdiction in which the Company is organized. The Company shall promptly reimburse in full each director of the Company who is not an employee of the Company for all his reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

         5.02 Negative Covenants of the Company. Without limiting any other covenants and provisions hereof, the Company covenants and agrees that at all times while at least sixty (60%) percent of the Purchased Shares are issued and outstanding, and, until a Qualified Public Offering, it will comply with and observe the following covenants and provisions, and will cause each subsidiary to comply with and observe such of the following covenants and provisions as are applicable to such

Subsidiary, and will not (nor will any such Subsidiary) except with the consent of holders of at least sixty (60%) percent of the then issued and outstanding Purchased Shares:

                  (a) Maintenance of Ownership of Subsidiaries. Create any Subsidiary that is not a Wholly-Owned Subsidiary, sell or otherwise dispose of any shares of capital stock of any Subsidiary, or permit any Subsidiary to merge or consolidate with, transfer its assets to, issue, sell or otherwise dispose of any shares of its capital stock or the capital stock of any Subsidiary to, any other Person, except to the Company or a Wholly-Owned Subsidiary.

                  (b) Dealings with Affiliates and Others. Enter into any transaction, including, without limitation, any loans or extensions of credit or royalty agreements, with any officer or director of the Company or any Subsidiary or holder of shares of any class of capital stock of the Company, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such officers, directors or stockholders or members of their immediate families unless such transaction is for travel or business expenses of the Company incurred in the ordinary course of business or is approved in advance by a majority of disinterested members of the Board of Directors.

                  (c) Change in Nature of Business. Make, or permit any Subsidiary to make, any material change in the nature of its business as carried on at the date hereof or as contemplated in written materials delivered to the Purchaser prior to the date hereof, or enter new lines of business or exit or discontinue the Company's current line of business.

                  (d) Acquisition/Investments. (i) Make, or permit any Subsidiary to make, any loan or advance to any Person, other than advances to employees for business expenses in the ordinary course of business or accepting promissory notes for the purchase of capital stock by employees, (ii) until August 31, 1998, purchase, otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire for consideration having an aggregate value in excess of $10,000 in any fiscal year, the capital stock, assets comprising the business of, obligations of, or any interest in any other Person; or (iii) merge or consolidate with any other Person (other than a merger or consolidation permitted by Subsection 5.02(a)).

                  (e) Dividends. Prior to a Qualified Public Offering, declare or pay any dividends on any class of the Company's or any Subsidiary's capital stock now or hereafter outstanding (other than cash dividends on the Purchased Shares and the Series B Preferred Stock or payable in Common Stock or by any Subsidiary either to the Company or to another Subsidiary that is the parent of the paying Subsidiary), or purchase, redeem or otherwise acquire or retire any of the Company's or any subsidiary's capital stock of any class now or hereafter outstanding or otherwise return capital or make distributions of assets to stockholders as such, except (i) repurchases of capital stock of the Company from employees or consultants upon termination of employment or consulting pursuant to stock restriction or repurchase agreements or other agreements with any such employees or consultants (not to exceed $50,000 in the aggregate in any fiscal year of the Company) which repurchases are approved by the Board of Directors of the Company, and
         (ii) redemptions of the Series B Preferred Stock and Series C Preferred Stock in compliance with the provisions of the Charter.

                  (f) Stock Options/Vesting. Increase the number of shares of capital stock issuable under the Stock Option Plans, or grant options under the Stock Option Plans which will vest or become exercisable from the date of such grant at a rate faster than 25% annually over a four year period, commencing one year from the date of grant unless consented to by the director designated solely by the holders of the Series B Preferred Stock.

                  (g) Issuance of Equity Securities. Authorize or issue, or obligate itself to issue any other equity security senior to or on a parity with the Purchased Shares as to liquidation preference.

                  (h) Amendments. Make any amendment to its charter documents or its by-laws which limits its legal capacity or ability to perform its obligations under this Agreement, relating to the Purchased Shares, or any other instrument or agreement executed or to be executed pursuant to the provisions hereof or relating to the Purchased Shares or which materially adversely affect the rights of the holders of the Purchased Shares.

                  (i) Capital Expenditures/Loans. Make capital expenditures in excess of $100,000 in any fiscal year or make loans to any third parties other than loans to employees or others in the ordinary course of business, not to exceed [$50,000].

                  (j) Guaranties. Make any guaranty of any other party's obligations except in the ordinary course of business.

                  (k) Secured Debt. Incur, or permit any Subsidiary to incur, any secured debt, except to institutional lenders, or mortgage, pledge or grant a security interest in, or permit any Subsidiary to mortgage, pledge or grant a security interest in, all or substantially all of the Company's assets or any Subsidiary's assets, or enter into any sale/leaseback transactions, except to institutional lenders or in connection with purchase money security interests on commercially reasonable terms and conditions or with the unanimous vote or consent of the Board of Directors.

         5.03 Reporting Requirements. Until the occurrence of a Qualified Public Offering, the Company will furnish (x) all the following to each of CRV, BVP and OLV (so long as each of them holds not less than 400,000 Purchased Shares and (y) the information specified in Sections 5.03(a), (c) and (h) hereof to all other holders of not less than 400,000 Purchased Shares and/or Conversion
Shares:

                  (a) As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company and its Subsidiaries, including therein consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and consolidated statements of income and retained earnings and of changes in financial position of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, together with supporting notes thereto, all duly certified by the Company's Auditors;

                  (b) As soon as available and in any event within thirty (30) days after the end of each month, unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such month and unaudited consolidated statements of income and retained earnings and of changes in financial position of the Company and its Subsidiaries for the month and the fiscal period ending with such month, setting forth in each case in comparative form the corresponding figures for
         (i) the corresponding periods of the prior fiscal year, and (ii) the budget for such periods, all in reasonable detail and duly certified (subject to year-end audit adjustments, none of which shall be material, individually or in the aggregate) by the chief financial officer of the Company on the Company's behalf as having been prepared in accordance with generally accepted accounting principles consistently applied.

                  (c) As soon as available and in any event within forty-five
         (45) days after the end of each fiscal quarter of the Company, unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarter and unaudited consolidated statements of income and retained earnings and of changes in financial position of the Company and its Subsidiaries for the period ending with such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the prior fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments none of which shall be material, individually or in the aggregate) by the chief financial officer on behalf of the Company as having been prepared in accordance with generally accepted accounting principles consistently applied.

                  (d) At the time of delivery of each annual statement, a certificate, executed by the Company's Auditors (but only if they will provide such a certificate without any additional fee beyond their normal audit charges; otherwise, such certificate will be provided on behalf of the Company by the Company's chief financial officer) stating that they have caused Sections 5.01(a) (insofar as it relates to payment of federal and state income taxes), 5.02(b), (c), (e), (f),
         (g), (h) and (j) hereof to be reviewed and have no knowledge of any default by the Company or any Subsidiary in the performance or observance of any of the provisions of this Agreement or the Purchased Shares or, if such Company's Auditors have such knowledge, specifying such default and the nature thereof;

                  (e) Promptly after receipt, a copy of any written report submitted to the Company by the Company's Auditors in connection with an annual or interim audit of the books of the Company and its Subsidiaries made by such Auditors;

                  (f) Promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, materially affecting the Company and the Subsidiaries when considered as a whole of the type described in
         Section 4.04 hereof;

                  (g) Prior to the commencement of each fiscal year of the Company, a copy of the business plan (including development, operating and strategic plans and objectives) and month by month budget for the upcoming fiscal year (the "Annual Plan");

                  (h) Promptly after sending, making available, or filing the same, all reports and financial statements that the Company or any Subsidiary sends or makes available to the stockholders of the Company or the Securities and Exchange Commission; and

                  (i) All other information respecting the business, properties or the condition or operations, financial or otherwise, of the Company or any of its Subsidiaries that any Purchaser may from time to time reasonably request.

         5.04 Confidentiality. Any confidential information obtained by any holder of the Purchased Shares or Conversion Shares pursuant to this Agreement shall be treated as confidential and shall not be disclosed to a third party without the prior written consent of the Company, except that any Purchaser may disclose such information to its officers, directors, shareholders and/or partners, and except further that such information shall not be deemed confidential for the purpose of enforcement of this Agreement or valuation of the Purchased Shares or Conversion Shares and said information shall not be deemed confidential after it becomes publicly known through no fault of the recipient.

         5.05 Reserve for Conversion Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Purchased Shares and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Purchased Shares from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Purchased Shares or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Purchased Shares.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.01 No Waiver; Cumulative Remedies. No failure or delay on the part of any Purchaser, or any other holder of the Purchased Shares or Conversion Shares in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         6.02 Amendments, Waivers and Consents. Changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, if the Company shall obtain consent thereto in writing from Persons holding an aggregate of at least sixty (60%) percent of the issued and outstanding and issuable Conversion Shares (treating for this purpose all Purchased Shares as if converted to Conversion Shares) and shall, in each such case, deliver copies of such consent in writing to any holders who did not execute the same; provided, however, that no such consent shall be effective to reduce the percentage of the consent of the holders of the Conversion Shares which is required under this Section nor to affect or alter CRV or BVP's rights under Section 5.01(i) and 5.03 hereof without their consent (so long as they hold any Purchased Shares and/or Conversion Shares). Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         6.03 Management Compensation. The Company will not grant increases in the compensation of any officer or other member of senior management or issue any stock options without authorization by the Board of Directors.

         6.04 Addresses for Notices, etc. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and sent by registered or certified mail (return receipt requested), by Federal Express, DHL or other guaranteed overnight delivery service, or by telex or telegraph, or by facsimile transmission or delivered to the applicable party at the addresses indicated below:

         If to the Company:            net.Genesis Corp.
                                       215 First Street
                                       Cambridge, MA 02142
                                       Attention: Larry Bohn, President

         With a Copy to:               Foley, Hoag & Eliot LLP
                                       One Post Office Square
                                       Boston, MA 02109
                                       Attention: John D. Patterson, Jr., Esq.

         If to the Purchasers:         at the addresses set forth under their
                                       respective names on Exhibit 2.01A hereto.

         If to any other holder
         of the Purchased Shares
         or Converted Shares:          at such holder's address for notice as
                                       set forth in the register maintained by
                                       the Company;

or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other party complying as to delivery with the terms of this Section.

All notices, requests, consents and other communications hereunder shall be deemed to have been received (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above or as so designated, (ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

         6.04 Costs, Expenses and Taxes. The Company agrees to pay at each Closing the reasonable fees and out-of-pocket expenses of (i) Purchasers' Special Counsel in preparing and documenting this Agreement and the agreements referred to herein and (ii) legal counsel, independent public accountants and other outside experts reasonably retained by the Purchasers in connection with the amendment or enforcement of this agreement, the Purchased Shares, the Conversion Shares and other instruments and documents to be delivered hereunder or thereunder. In addition, the Company shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the Purchased Shares, the Conversion Shares and other instruments and documents to be delivered hereunder or thereunder and agrees to save the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and filing fees.

         6.05 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchasers and their respective successors and assigns, except that the

Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Purchasers obtained in accordance with Section 6.02 hereof and the rights and interests of the Purchasers shall be assignable without the consent of the Company to any assignee.

         6.06 Survival of Covenants, Representations and Warranties. All covenants, representations and warranties made in this Agreement, the Purchased Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof, provided that such representations and warranties shall survive for a period of three (3) years after the date hereof.

         6.07 Prior Agreements. This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

         6.08 Governing Law. This Agreement shall be governed by, and construed in accordance with, the substantive laws of The Commonwealth of Massachusetts (without regard to conflict of laws provisions).

         6.09 Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         6.10 Sealed Instrument. This Agreement is executed as an instrument under seal.

         6.11 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         6.12 Further Assurances. From and after the date of this Agreement, upon the reasonable request of the Purchasers, the Company and each Subsidiary shall execute and deliver such instruments, documents and other writings as may be necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Purchased Shares.

         6.13 Adjustment to Stock. Any reference in this Agreement to a particular number of shares of the Company's Common Stock or Preferred Stock, of any class or series, shall be automatically adjusted to account for a stock dividend, stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization of the Company.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         COMPANY:

ATTEST:                                  NET.GENESIS CORP.


By:/s/ John Delea                        By:/s/ Larry Bohn
   ---------------------------              ---------------------------
Name:  John Delea                        Name: Larry Bohn
Title:  Secretary                        Title:  President

             Series D Convertible Preferred Stock Purchase Agreement
                          *Counterpart Signature Page*




                        (see counterpart signature pages)





                                INVESTORS:

                                CHARLES RIVER PARTNERSHIP VII

                                By:/s/ Ted Dintersmith
                                   ---------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                BESSEMER VENTURE PARTNERS IV L.P.

                                By: Deer IV & Co. L.L.C.,
                                      General Partner

                                    By:/s/ Robert Buescher
                                       -----------------------------------------
                                        Robert A. Buescher, Manager


                                BVP IV SPECIAL SITUATIONS L.P.

                                By: Deer IV & Co. L.L.C.,
                                      General Partner

                                    By:/s/ Robert Buescher
                                       -----------------------------------------
                                        Robert A. Buescher, Manager

                                /s/ Robert Buescher
                                ------------------------------------------------
                                Robert A. Buescher

                                /s/ Robert Buescher
                                ------------------------------------------------
                                Robert A. Buescher, attorney-in-fact signing for those designated below by the "*" notation

                                *
                                ------------------------------------------------
                                  William T. Burgin

             Series D Convertible Preferred Stock Purchase Agreement
                          *Counterpart Signature Page*


                                BRIMSTONE ISLAND CO. L.P.

                                *By:
                                ------------------------------------------------
                                    Name:
                                    Title:

                                *
                                ------------------------------------------------
                                  Neill H. Brownstein

                                *
                                ------------------------------------------------
                                  G. Felda Hardymon

                                *
                                ------------------------------------------------
                                  Christopher Gabrieli


                                GABRIELI FAMILY FOUNDATION


                                *By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                *
                                ------------------------------------------------
                                  Michael I. Barach

                                *
                                ------------------------------------------------
                                  David J. Cowan

                                *
                                ------------------------------------------------
                                  Diane N. McPartlin

                                *
                                ------------------------------------------------
                                  Ravi B. Mhatre

                                *
                                ------------------------------------------------
                                  Gautam A. Prakash

                                *
                                ------------------------------------------------
                                  Robi L. Soni

                                *
                                ------------------------------------------------
                                  Joanna A. Strober

             Series D Convertible Preferred Stock Purchase Agreement
                          *Counterpart Signature Page*


                                *
                                ------------------------------------------------
                                  Rodney A. Cohen

                                *
                                ------------------------------------------------
                                  Richard R. Davis

                                *
                                ------------------------------------------------
                                  Adam P. Godfrey

                                *
                                ------------------------------------------------
                                  Barbara M. Henagan

                                BELISARIUS CORPORATION

                                *By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                *
                                ------------------------------------------------
                                  Robert J.S. Roriston

                                *
                                ------------------------------------------------
                                  Thomas F. Rhum


                                QUENTIN CORPORATION

                                *By:
                                    --------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                HAMBRECHT & QUIST

                                By:   illegible
                                   ---------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                BAYVIEW INVESTORS

                                By: illegible
                                   ---------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

             Series D Convertible Preferred Stock Purchase Agreement
                          *Counterpart Signature Page*


                                ONELIBERTY FUND IV

                                By: OneLiberty Partners IV LLC

                                    By:/s/ Stephen J. Ricci
                                       -----------------------------------------
                                        Stephen J. Ricci, Manager


                                ONELIBERTY ADVISORS IV LP

                                By: OneLiberty Partners IV LLC

                                    By:/s/ Stephen J. Ricci
                                       -----------------------------------------
                                        Stephen J. Ricci, Manager


                                illegible
                                ------------------------------------------------
                                Chris Paul


                                illegible
                                ------------------------------------------------
                                Sean M. O'Sullivan


                                /s/ Katherine R. Kirk
                                ------------------------------------------------
                                Kathy Kirk





                                      -25-